



NeoStem®

YOUR CELLS • YOUR USE • YOUR LIFE

WWW.NEOSTEM.COM

NEOSTEM, INC. (“NBS”)

Investor Presentation

April 2010

Forward-Looking Statements

Included in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this prospectus, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Additionally, statements concerning our ability to successfully develop the adult stem cell business at home and abroad, the future of regenerative medicine and the role of adult stem cells in that future, the future use of adult stem cells as a treatment option and the role of VSEL™ Technology in that future, and the potential revenue growth of such business are forward-looking statements. Our future operating results are dependent upon many factors, and our further development is highly dependent on future medical and research developments and market acceptance, which is outside its control. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, (i) our ability to manage the business despite continuing operating losses and cash outflows; (ii) our ability to obtain sufficient capital or a strategic business arrangement to fund its operations and expansion plans, including meeting its financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond our control; (v) scientific and medical developments beyond our control; (vi) our inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vii) whether any of our current or future patent applications result in issued patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (viii) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these new licensed technologies will be realized; (ix) whether we can obtain the consents we may require to sublicensing arrangements from technology licensors in connection with technology development; (x) factors regarding our business in China and, generally, regarding doing business in China, including through our variable interest entity structure and other factors disclosed in the Company's Annual Report on Form 10-K filed with the SEC on March 31, 2010; and (xi) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings".

All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.

Company Overview

NeoStem, Inc.
(NYSE Amex: NBS)

- **Suzhou Erye – Pharmaceuticals** — 51% interest acquired October 30, 2009
- **U.S. Stem Cells** — 100%
- **China Stem Cells** — 100%

Summary Profile	
Ticker	NBS (AMEX)
2010 Trading Range	$1.26 - $2.15
Market Cap [1]	$86.7 million
Corporate Headquarters/ R&D	NYC, Boston
Subsidiary (location)	Suzhou Erye (China) – pharmaceuticals

[1] *Based on 42.9 million shares outstanding and $2.02 closing price on 4/13/10.*

Raised 39M Dollars for 2006 to Present

Investment Summary

- **Adult stem cell platforms offer high margin, near and long-term revenue opportunities**
  - 2010 launches – orthopedic, anti-aging and cosmetic therapies in PRC and Taiwan
  - Future – innovative VSEL^{TM} technology therapies for cardiovascular, stroke, wound healing
- **Leading U.S. provider of adult stem cell collection and storage services**
  - Provides ongoing revenue stream, deepens knowledge base, creates potential customer pool for future therapeutic applications
- **Majority ownership interest in profitable and growing pharma business**
  - Over $61 million in revenues for full year 2009 (unaudited)
  - 7 new products in pipeline and several others under in-licensing negotiation
  - Benefit from $124 billion China healthcare spending initiative
- **Partnerships/collaborations in China to accelerate development & launch timelines**
  - Favorable regulatory and commercial landscape in China
- **Strong management team, advisors and board with significant U.S. and China experience**

Key Company Milestones

2006 - 2008

√ Appointed Dr. Robin Smith as CEO (2006)

√ Purchased NeoStem assets (2006)

√ Acquired world-wide VSEL™ technology license (2007)

√ Received DoD earmark – adult stem cell therapy for wound healing (2008)

√ Raised ~ $16 million

As of May 2006
Market Cap: $6M

2009 – 2010 to-date

√ Commenced operations in China

√ In-licensed stem cell applications for cosmetic, orthopedic, wound healing

√ Partnered with Enhance Biomedical – treatment network in PRC and Taiwan for stem cell therapeutics

√ Acquired 51% stake in Suzhou Erye

√ VSEL™ technology data reported at ASH

√ NIH Grant & University of Michigan sponsored research agreement – stem cells for bone defects

√ Received QETC certification from NYS for 2010

√ Co-inventor of VSEL™ technology Dr. Mariusz Ratajczak joins Scientific Advisory Board

√ Appointed Deloitte & Touche as new auditor

√ Raised ~ $23 million

As of March 2010
Market Cap: $79M

Adult Stem Cell Initiatives
U.S. & China



Stem Cell Market Opportunity

Attractive market with both near- and longer-term opportunities

- **Fragmented market with significant barriers to entry**
- **Commercial opportunities already being realized ex-U.S.**
  - Expedited clinical and regulatory pathways compared to U.S.
  - Regulated by the Ministry of Health in China
- **Foundation for future market growth in the U.S.**
  - 40+ years treatment for cancer and anemia through bone marrow transplants
  - 2,800+ stem cell clinical trials ongoing *(www.clinicaltrials.gov)*
  - 16+ stem cell products expected to be approved by FDA, resulting in 1.9 million annual procedures, by 2017 *(RRY Publications)*
- **Global stem cell product market expected to reach $88 billion by 2014**
  (Markets and Markets)

NeoStem

Leading U.S. Stem Cell Operations

A. Adult stem cell banking

- **Recurring revenue stream**
- **Minimally invasive procedure ("apheresis")**
- **Growing network in major metropolitan areas**
    - Expand to ten centers by end of 2010
- **East and West Coast processing locations through PCT**



B. Adult stem cell research

- **Global Research HQ – Cambridge, MA**
    - Advanced equipment & talented research team
- **VSEL^{TM} technology (very small embryonic-like stem cells)**



NeoStem

WWW.NEOSTEM.COM

Proprietary Patents and Patent Applications

C. Adult Stem Cell Therapies

Collection Process

- Low-dose, short course, GCSF induction of stem cell mobilization
- Collection of adult stem cells from peripheral blood of healthy individuals for future use
- Process for preparation and storage of collected stem cells
- Multiple storage vials containing different stem cell types

Cell Type

- Identification, isolation, and use of very small embryonic-like stem cells (VSEL™)
- Treatment of diseases with VSEL™

Cosmetic Surgery



Delivery Technology

- Accelerated skin wound healing with stem cells and fibrin

Before | After



- Age-related tissue loss in face or other selected areas with stem cells and growth factor s
- Percutaneous administration of stem cells for cartilage and disc repair and fractures

Non-closing fracture | 2 months post-BMSC



Progressive Stem Cell Environment in China

- Leverage platform to begin launching stem cell therapies in China in 2010
  - Different clinical/regulatory pathway vs. U.S. – MoH instead of SFDA
  - More receptive of advanced therapeutics such as stem cell therapy
  - Broader consumer acceptance of non-traditional therapies
  - Favorable medical tourism trend
  - Government – healthcare reform, innovative technologies/therapies
- Transfer knowledge and data to accelerate U.S. stem cell therapy development cost effectively

Executing China Stem Cell Operations

2010 Targets

- Launch 1st stem cell therapeutic procedure in orthopedics in PRC
    - Wendeng launched in 1Q – revenue generation to start in 2Q
- Open 1st anti-aging & cosmetic treatment center in Taiwan
    - Enhance to launch adult stem cell collection and storage services in 2Q
    - Enhance to launch therapeutic applications in summer 2010
- Initiate construction of Beijing stem cell facility
    - Phase 1 starting in April – estimated completion at year-end
- Complete collaborative partnership for stem cell banking business
- Build additional collaborative relationships for future launches
    - LOIs executed with Shandong Life Science and Technology Research Institute (NeoStem's China consultant) and Peking University Diabetes Center, Beijing Institute of Geriatrics, Ministry of Health and Shandong University

Cord Blood Stem Cell Banking Companies

- **China Cord Blood (NYSE: CO)**
  - **Acquired by Pantheon China Acquisition Corp. in June 2009**
  - **9/30/09 LTM revenue = $34.3 million**
  - **Current enterprise value = ~$350 million (10.2x LTM revenue)**

- **ViaCell, Inc.**
  - **Acquired by PerkinElmer, Inc. in October 2007**
  - **Transaction size = ~$300 million (5.1x LTM revenue at acquisition)**
  - **Premium of ~36% over market cap prior to announcement**

Source: Capital IQ

Stem Cell Therapeutic Companies

	Cytori	StemCells, Inc	Geron
Stem Cell Source	Adult (Autologous) Mesenchymal	Adult brain tissue	Embryonic
Targeted Segments	System for Collection	Therapeutics	Therapeutics
Targeted Geographies	U.S. Europe	U.S.	U.S.
Other Pharmaceuticals	None	None	Cancer (Phase II)
LTM Revenue	$14 million	$1 million	$2 million
Appx Enterprise Value	> $300 million	$100 million	> $400 million

Sources: Capital IQ and company websites

Pharmaceuticals – China

Large Chinese Pharmaceutical Opportunity

- **China announced $124 billion budget to improve healthcare system in 2009-11**
  - Provide universal medical service to China's 1.3 billion population
  - New Rural & Urban Cooperative Medical Insurance System – at least 90% of population will be covered by 2011
  - Construction of 30,000 new hospitals, clinics and healthcare centers
- **Pharmaceutical market forecasted to reach $78 billion by 2013**
  - China to become third largest drug market (behind U.S. and Japan)
- **Antibiotics market $8+ billion in 2007**
  - 24% annual average growth rate for previous three years
  - Many antibiotics will be covered as "essential medicines" under the new healthcare insurance system giving end users 100% payment coverage

Erye – Profitable & Growing

- Vertically-integrated manufacturer of generic antibiotic Rx products and APIs
  - 7 cGMP-certified production lines
- Extensive distribution network covering all of PRC
  - No significant customer concentration
- 60% of current drug portfolio covered by insurance (expected to grow)
- Revenue has nearly doubled since 2007



Revenues ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$0
$32
$50
$61
2007
2008
2009

Erye – Diversified Product Portfolio

No single drug accounting for >10% of sales

Top Ten Drugs in 2009 (52.6% of Total Sales)	
Drugs	% of Sales
Acetylspiramycin	7.5%
Oxacillin Sodium	7.2%
Mezlocillin Sodium for injection	6.9%
Amoxicillin Sodium & Sulbactam Sodium for injection	6.5%
Cefoperazone Sodium & Sulbactam Sodium for injection	5.2%
Amoxicillin & Potassium Clavulanate for injection	4.6%
Furbencillin Sodium for injection	4.0%
Ceftizozime Sodium for injection	3.9%
Ampivillin Sodium & Sulbactam Sodium for injection	3.7%
Azlocillin Sodium for injection	3.1%

Erye - Significant Capacity Expansion

- New facility completed in 2009
  - Penicillin sterile API facility for solvent crystallization and freeze dried raw material drugs with two cGMP lines approved
- 2010 / 2011 targets
  - Penicillin powder for injection facility
  - Cephalosporin powder for injection facility
  - Oral API facility
  - Freeze dried powder for injection facility
  - Capsule facility
  - Sterile cephalosporin API facility
- Future
  - Additional buildings available for expansion





Erye – Platform to Drive Growth

- Current pipeline of 7 Rx drugs – two approved, two pending SFDA approval
- Growth strategy
  - Enhance R & D activities in China and the U.S.
  - In-license drugs with proven efficacy & efficacy that leverages new facility
  - Expand indications beyond anti-infectives

Pipeline Drugs	Form/Dosage	Indication	Status
Omeprazole	Capsules (20mg)	GERD	Approved – Pending Launch
Cloxacillin sodium	Sterile API	Anti-infective	Approved – Pending Launch
Clindamycin phosphate	Injection (0.3, 0.6G)	Antibiotic	Pending SFDA Review
Adefovir	API & Capsules (10mg)	Hepatitis B / HIV	Pending SFDA Review
Faropenem sodium	API	Anti-infective	In Clinical Trials
Faropenem sodium	Tablet (0.1G)	Anti-infective	In Clinical Trials
Tiopronin Enteric-Coated	Capsules (0.1G)	Hepatitis B	In Clinical Trials

Chinese Pharmaceutical Companies

($ in millions, except per share data and multiples)

Company Name	Ticker	Price 04/07/10	Revs (M) LTM	Revs (M) FY10E	EV/Rev LTM	EV/Rev FY10	EPS LTM	EPS FY10E	P/E LTM	P/E FY10E
3 SBio	SSRX	$11.34	$46	$58	5.3x	4.2x	$0.56	$0.63	20.3x	18.0x
American Oriental Bioengineering	AOB	$4.15	$296	$329	1.2x	1.1x	$0.53	$0.50	7.8x	8.3x
China Pharma Holdings	CPHI	$3.30	$62	$74	2.3x	1.9x	$0.48	$0.52	6.9x	6.3x
China Sky One Medical	CSKI	$15.14	$130	$162	1.5x	1.2x	$2.07	$2.56	7.3x	5.9x
Simcere Pharmaceutical Group	SCR	$8.86	$271	$314	1.9x	1.6x	$0.30	$0.41	29.5x	21.8x
Sinovac Biotech	SVA	$5.89	$84	$71	3.4x	4.0x	$0.46	$0.22	12.8x	26.8x
Mean					2.6x	2.4x			14.1x	14.5x
Median					2.1x	1.8x			10.3x	13.2x

Source: Thomson One, company reports.

Equity Structure

Ownership & Equity Data (as of 4/9/10)

Ownership	% Outstanding	% Based on SEC Beneficial Ownership
Management & Directors (Excluding RimAsia)	5.1%	11.3%
EET / Fullbright (Erye Managers and Minority Interest Holder)	7.8%	9.9%
RimAsia	30.3%	46.3%
Enhance Biomedical Holdings (Strategic Partner)	9.1%	16.7%
Public / Other	47.7%	57.0%

Capitalization (Common Share Equivalent in 000s)	Shares Outstanding	% Outstanding
Convertible Redeemable Series B & C Preferred stock	9,096	11.3%
Common Stock	43,947	54.5%
Total Warrants; Average Exercise Price $2.69	17,436	21.6%
Total Options; Average Exercise Price $1.94	10,216	12.6%
Fully-diluted Shares Outstanding	80,694	100.0%

Source: Company filings

Management and Boards

Key Executives

Robin Smith, MD MBA CEO & Chairman of the Board	▪ MD – Yale; MBA – Wharton ▪ Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management) ▪ Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation
Jian Zhang General Manager, Suzhou Erye	▪ Joined Erye in 2003; extensive experience in the Chinese pharmaceutical industry ▪ Degree in Finance and Accounting from Central Television University ▪ Certified Public Accountant in China
Peter Sun, MD General Manager, NeoStem (China)	▪ Masters in Biotechnology & Pharmacology – University of British Columbia ▪ Licensed, endocrinologist; ~20 years of experience in pharmaceutical, biotech & medical ▪ Formerly with Sun Biomedical Labs; Panagin Pharma
Larry May Chief Financial Officer	▪ BS Business Administration – University of Missouri ▪ Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl ▪ Extensive experience building accounting, finance and IT operations
Catherine Vaczy, Esq VP and General Counsel	▪ BA – Boston College; JD – St. John's University ▪ Formerly VP of Legal and Associate General Counsel for Imclone Systems Inc. ▪ Formerly Corporate Counsel at Ross & Hardies, New York Office, Life Science Practice ▪ Member of the Board of Stem for Life Foundation
Alan Harris, MD PhD FACP FRCP VP of Drug Development and Regulatory Affairs	▪ MD – University of Strasbourg (France); PhD – Erasmus University (Netherlands) ▪ Currently Adjunct Prof of Pharmacology NYU Medical School; Formerly Assoc Prof of Medicine UCLA School of Medicine, Dir of Clinical Pharmacology Cedars-Sinai Medical Center ▪ Formerly with NPS Pharmaceuticals; Pfizer; Schering-Plough; Novartis
Anthony Salerno Vice President Strategic Development and Academic Affairs	▪ BA College of the Holy Cross, Graduate School of Arts and Sciences (biochemistry & molecular biology), Harvard ▪ Over 25 years of entrepreneurial experience ▪ Previously VP Strategic Business Development GenomeQuest, Inc. (DNA sequencing bioinformatics); Director Marketing & Business Intelligence Agilent Technologies, Inc.; Founder & President VectorObjects LLC; MD BioDynamics; Snr Marketing Consultant Vysis Inc. (now part of Abbott)

Board of Directors

Robin Smith, MD, MBA **CEO and Chairman**	▪ See Key Executives
Eric Wei **Managing Partner, RimAsia Capital Partners**	▪ BS Mathematics & Economics – Amherst College; MBA – Wharton ▪ Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity PartnersCrimson Asia Capital Partners
Mingsheng Shi, Chairman of the Board of Suzhou Erye Pharmaceutical	▪ BSc Economics & Management – Party School of the Communist Party of China ▪ Professional title of Senior Economist ▪ Extensive experience in pharmaceutical industry in China
Steven Myers (Independent)	▪ BS Mathematics – Stanford University ▪ Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs
Drew Bernstein, CPA (Independent)	▪ BS – University of Maryland Business School ▪ Licensed in State of New York; member AICPA, NYSSCPA and NSA ▪ Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor
Richard Berman (Independent)	▪ Over 35 years of venture capital, management, M&A experience ▪ Experience – Current Board of Directors of NexMed, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers
Edward Geehr, MD (Independent)	▪ BS – Yale University; MD – Duke University ▪ Experience – Abraxis Bio-Science; Allez Spine; IPC-The Hospitalist Company

Advisory Board Members

Wayne Marasco, MD, PhD (Chairman)	▪ Associate Professor, Dept of Cancer and Immunology & AIDS at Dana-Farber Cancer Institute; Associate Professor of Medicine at Harvard Medical School ▪ Leading NeoStem's independent research efforts and collaborations
Douglas Losordo, MD (ACC, ADA, ASGCT)	▪ Director of the Feinberg Cardiovascular Research Institute at Northwestern's Feinberg School of Medicine ▪ Associate Editor of *Circulation Research* and serves on the editorial boards of *Circulation*, *Vascular Medicine*, and *Stem Cells*, among others.
Vincent Falanga, MD	▪ Professor of Dermatology and Biochemistry at Boston University ▪ Chairman of Dermatology at Roger Williams Medical Center (RI)
Ron Rothenberg, MD (FACEP)	▪ MD – Columbia University ▪ Founder of California Health Span Institute; Attending Physician at Scripps Memorial Hospital; previously Clinical Professor at UCSD School of Medicine ▪ 10th M.D. in the world to be fully board certified by American Board of Anti-Aging Medicine
Mariusz Ratajczak, MD, PhD	▪ World renowned investigator in adult stem cell and co-inventor of NeoStem's exclusively licensed VSEL™ technology ▪ Director of Stem Cell Institute at James Graham Brown Cancer Center; Professor in Department of Microbiology and Immunology – University of Louisville
Richard Gatti, MD	▪ Professor at UCLA; Pathologist at UCLA Medical Center ▪ Early pioneer of bone marrow transplantation; leading authority in gene therapeutics ▪ Co-authored hundreds of papers on molecular ID/treatment of genetic disorders
Vincent Giampapa, MD	▪ Board Certified Plastic Reconstructive Surgeon and Assistant Clinical Professor of Plastic and Reconstructive Surgery at University of Medicine and Dentistry of NJ ▪ Director of Plastic Surgery Center Intl; The Giampapa Institute for Anti-Aging Medical Therapy

Contact Information

NeoStem, Inc.

Robin Smith, MD, MBA
Chairman & CEO
Phone: (212) 584-4174
Email: rsmith@neostem.com
http://www.neostem.com

CCG Investor Relations, Inc.

Lei Huang
Account Manager
Phone: (646) 833-3417 (New York)
Email: lei.huang@ccgir.com
http://www.ccgir.com

Crocker Coulson
President
Phone: (646) 213-1915 (New York)
Email: crocker.coulson@ccgir.com

Thank You





NEOSTEM, INC. (“NBS”)

Investor Presentation

NeoStem®

YOUR CELLS • YOUR USE • YOUR LIFE

WWW.NEOSTEM.COM